Rule 497(e)

File Nos. 333-146241 and 811-22102

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy

Offered by First Great-West Life & Annuity Insurance Company

In connection with its COLI VUL-4 Series Account

Effective immediately, the Janus Aspen Balanced Portfolio (the “Fund”) has changed its investment policy.

Accordingly, the following sentence is added to the end of the Fund description in the “The Investment Options and Funds” section on page 21 of the Prospectus:

“Fixed-Income securities may include corporate debt securities, U.S. government obligations, mortgage-backed securities and other mortgage-related products, and short-term securities.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009. Please keep this supplement for future reference.